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                                                                    Exhibit 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------


                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               ----------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


                  New York                                 13-5160382
       (Jurisdiction of incorporation                   (I.R.S. employer
        if not a U.S. national bank)                   identification no.)

     48 Wall Street, New York, New York                       10286
  (Address of principal executive offices)                 (Zip Code)

                          GEOTEK COMMUNICATIONS, INC.
              (Exact name of obligor as specified in its charter)


                  Delaware                                  22-2358635
       (State or other jurisdiction of                   (I.R.S. employer
       incorporation or organization)                   identification no.)

                20 Craig Road
            Montvale, New Jersey                               07645
  (Address of principal executive offices)                  (Zip Code)

                               ----------------


              12% Senior Subordinated Convertible Notes Due 2001
                      (Title of the indenture securities)




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                                    GENERAL

ITEM 1. General Information.

Furnish the following information as to the Trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks                          2 Rector Street,
  of the State of New York                       New York, N.Y. 10006
                                                   and Albany, N.Y. 12203


Federal Reserve Bank of New York                 33 Liberty Plaza,
                                                 New York, N.Y. 10045-001


Federal Deposit Insurance Corporation            Washington, D.C. 20549


New York Clearing House Association              100 Broad Street
                                                 New York, N.Y. 10004

       (b) Whether it is authorized to exercise corporate trust powers:

                  Yes.

ITEM 2. Affiliations with Obligor.

 If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.  (See Note on page 3.)

                             --------------------

ITEM 16.  List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

99.1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to
         Form T-1 filed with Registration Statement No. 33-29637.)

99.4. A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

99.6. The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)



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99.7.  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                     NOTE

    Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

    Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                              ------------------

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 15th day of May, 1996.

                              The Bank of New York


                              By: /s/ Mary Jane Morrissey
                                 ----------------------------------
                                     Name:      Mary Jane Morrissey
                                     Title:     Vice President




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                                 EXHIBIT INDEX



                 Description                                            Number
                 ------------                                           ------

Latest report of condition of                                            99.7
the Trustee published pursuant to
law or to the requirements of its
supervising or examining authority.




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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                    of 48 Wall Street, New York, N.Y. 10286

                    And Foreign and Domestic Subsidiaries,

                a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                Dollar Amounts
ASSETS                                                            in Thousands
    Cash and balances due from depository institutions:
        Noninterest-bearing balances and111
          currency and coin.................................$4,500,312
    Interest-bearing balances..................................643,938

Securities:
  Held-to-maturity securities..................................806,221
  Available-for-sale securitie...............................2,036,768
    Federal funds sold in domestic offices
      of the bank............................................4,166,720
    Securities purchased under agreements
      to resell.................................................50,413

Loans and lease financing receivables:
        Loans and leases, net of unearned
          income............................................27,068,535
        Less Allowance for loan and lease
          losses...............................................520,024
        Less allocated transfer risk
          reserve................................................1,000
        Loans and leases, net of unearned
          income, allowance, and reserve....................26,547,511
Assets held in trading accounts................................758,462
    Premises and fixed assets (including
      capitalized leases)......................................615,330
Other real estate owned.........................................63,769
    Investments in unconsolidated subsidiaries
      and associated companies.................................223,174
    Customers' liability to this bank on
      acceptances outstanding..................................900,795
    Intangible assets..........................................212,220
    Other assets.............................................1,186,274
    Total assets...........................................$42,711,907
                                                           -----------



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LIABILITIES
Deposits
  In domestic offices......................................$21,248,127
  Noninterest-bearing........................................9,172,079
  Interest-bearing..........................................12,076,048
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ..................................9,535,088
  Noninterest-bearing...........................................64,417
  Interest-bearing...........................................9,470,671
Federal funds purchased and securities
  sold under agreements to repurchase in
  domestic offices of the bank and of its
  Edge and Agreement subsidiaries, and in
  IBFs:
  Federal funds purchased....................................2,095,668
  Securities sold under agreements to
    repurchase..................................................69,212
Demand notes issued to the U.S. Treasury.......................107,340
Trading Liabilities............................................615,718

Other borrowed money:
  With original maturity of
    one year or less.........................................1,638,744
  With original maturity of
    more than one year.........................................120,863
Bank's liability on acceptances executed
  and outstanding..............................................909,527
Subordinated notes and debentures............................1,047,860
Other liabilities............................................1,836,573
Total liabilities...........................................39,224,720
                                                            ----------
EQUITY CAPITAL
Common stock...................................................942,284
Surplus........................................................525,666
Undivided profits and capital reserves.......................1,995,316
Net unrealized holding gains (losses)
  on available-for-sale securities..............................29,668
Cumulative foreign currency translation
  adjustments..................................................(5,747)
Total equity capital.........................................3,487,187
Total liabilities and equity capital.......................$42,711,907






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I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                /s/Robert E. Keilman

We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.



/s/ J. Carter Bacot, Director

/s/Thomas A. Renyi,  Director

/s/Alan R. Griffith, Director